SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: August 14, 2002

Date of Earliest Event Reported: August 14, 2002

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
230 Half Mile Road
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code:           (732) 933-5000

Item 7.	Financial Statements and Exhibits.

Exhibit	Description

99.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2	Certification of the Chief Executive Officer of Millennium Chemicals Inc. required pursuant to the SEC order issued June 27, 2002.
99.3	Certification of the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to the SEC order issued June 27, 2002.

Item 9.	Regulation FD Disclosure.

The certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, are being furnished as Exhibit 99.1 hereto. In addition, the Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to the SEC's emergency order issued June 27, 2002 are being furnished as Exhibit 99.2 and Exhibit 99.3 hereto.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Dated: August 14, 2002

MILLENNIUM CHEMICALS INC.
By: _/C. William Carmean/______________
C. William Carmean
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Certifications of the Chief Executive Officer and the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of the Chief Executive Officer of Millennium Chemicals Inc. required pursuant to the SEC order issued June 27, 2002.

99.3	Certification of the Chief Financial Officer of Millennium Chemicals Inc. required pursuant to the SEC order issued June 27, 2002.